UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

Concert Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Suite 3000N

Lexington, Massachusetts 02421

(Address of principal executive offices, including zip code)

(781) 860-0045

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2023, Concert Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Concert”), Sun Pharmaceutical Industries Ltd., an entity organized under the laws of India (“Parent” or “Sun Pharma”), and Foliage Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Purchaser will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) (other than Excluded Shares (as defined below)), for (i) $8.00 per share of Company Common Stock (the “Common Cash Amount”), in cash, subject to any applicable withholding of taxes and without interest, plus (ii) one contingent value right (each a “CVR”) per share of Company Common Stock (the “Common CVR Amount”), subject to any applicable withholding of taxes and without interest, which represents the right to receive contingent payments, in cash, subject to any applicable withholding of taxes and without interest, upon the achievement of certain milestones set forth in, and subject to and in accordance with the terms and conditions of the CVR Agreement (as defined below) (the Common Cash Amount plus the Common CVR Amount, collectively being the “Offer Price”). The Offer will initially expire at one minute after 11:59 p.m. (New York City time) on the date that is 20 business days following the commencement of the Offer, subject to extension under certain circumstances.

Purchaser’s obligation to accept for payment shares of Company Common Stock validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including that (i) there be validly tendered in accordance with the terms of the Offer (and “received” as defined in Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), and not validly withdrawn prior to the expiration of the Offer, that number of shares of Company Common Stock that, considered together with all other shares of Company Common Stock (if any) beneficially owned by Parent and its controlled affiliates, representing at least one share more than 50% of the total number of then outstanding shares of Company Common Stock (excluding any shares of Company Common Stock tendered pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h)(6)(f) of the DGCL)), (ii) the waiting period (and extensions thereof) applicable to consummation of the Offer and the Merger (as defined below) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated without the imposition of a Burdensome Condition (as defined in the Merger Agreement) that Parent declines to accept, (iii) there is no governmental entity of competent and applicable jurisdiction having enacted, issued, promulgated, enforced or entered any order or law that is in effect and restrains, enjoins or otherwise prohibits or makes illegal consummation of the Offer or the Merger or that imposes (or seeks to impose) a Burdensome Condition that Parent declines to accept, (iv) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary thresholds and exceptions, (v) the Company’s compliance in all material respects with its covenants and obligations contained in the Merger Agreement, (vi) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) and (vii) other customary conditions set forth in Annex I of the Merger Agreement.

Following the consummation of the Offer, upon the terms and conditions set forth in the Merger Agreement and in accordance with the DGCL, Purchaser will merge with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. The Merger will be governed by Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger.

Pursuant to the Merger, each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock (a) held in the treasury of the Company, (b) that as of immediately prior to the effective time of the Merger (the “Effective Time”) were owned by Parent, any subsidiary of Parent, any subsidiary of the Company or Purchaser (other than the shares of Company Common Stock described in clause (c)), or (c) irrevocably accepted for payment in the Offer (collectively, the “Excluded Shares”)) will be automatically cancelled and converted into the right to receive the Offer Price, without interest, and each share of Series X1 Preferred Stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”) (other than shares of Company Preferred Stock held in the treasury of the Company), then issued and outstanding will be automatically cancelled and converted into the right to receive (i) a cash amount equal to (A) the Common Cash Amount multiplied by (B) 1,000 (the “Preferred Cash Amount”), in cash, subject to any applicable withholding of taxes and without interest, plus (ii) the Common CVR Amount multiplied by 1,000 (the “Preferred CVR Amount”), subject to any applicable withholding of taxes and without interest, which represents the right to receive contingent payments, in cash, subject to any applicable withholding of taxes and without interest, upon the achievement of the milestones set forth in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

In addition, immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

•

Each option to purchase Company Common Stock (“Company Option”), whether vested or unvested, that has a per share exercise price that is less than the Common Cash Amount that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company Option, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the excess of the Common Cash Amount over the per share exercise price of such Company Option and (B) one CVR;

•

Each Company Option that has a per share exercise price that is equal to or more than the Common Cash Amount, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company Option, without interest and subject to deduction for any required withholding under applicable tax law, upon the occurrence of any Milestone Payment (as defined in the CVR Agreement) a cash payment, if any, equal to (A) the amount, if any, by which (i) the Common Cash Amount plus the applicable Milestone Payment plus any Milestone Payment that was previously paid in respect of such share of Company Common Stock underlying such Company Option exceeds (ii) the per share exercise price of such Company Option, minus (B) the gross amount of Milestone Payments previously paid with respect to such share of Company Common Stock underlying such Company Option; provided, however, that any Company Option that has a per share exercise price equal to or greater than $11.50 will be cancelled at the Effective Time without any consideration payable therefor (whether in the form of cash or a CVR or otherwise) whether before or after the Effective Time;

•

Each restricted stock unit of the Company subject to vesting conditions based solely on continued employment or service to the Company and its subsidiaries (“Company RSU”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company RSU, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the Common Cash Amount and (ii) one CVR;

•

Each restricted stock unit of the Company subject to performance-based vesting conditions (“Company PSU”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and automatically converted into the right to receive, at such time and subject to the satisfaction of the same performance and vesting terms and conditions as applied to such Company PSU immediately prior to the Effective Time, for each share of Company Common Stock underlying such Company PSU, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the Common Cash Amount and (ii) one CVR (the “Company PSU Payment”) provided, however, in the event that a Company PSU holder’s employment is terminated on or after the Effective Time (i) by Parent, the surviving corporation or any subsidiary of Parent or the surviving corporation without Cause (as defined in the Merger Agreement) or (ii) by such holder for Good Reason (as defined in the Merger Agreement), then such holder will remain eligible to receive the Company PSU Payment upon achievement of the performance vesting terms and conditions applicable to such holder’s Company PSUs notwithstanding that such holder is no longer employed on the date such performance vesting terms and conditions are satisfied; and

•

Each pre-funded warrant to purchase shares of Company Common Stock (“Company Warrant”) that is issued, unexpired and unexercised immediately prior to the Effective Time will cease to represent a Company Warrant in respect of Company Common Stock and will become a Company Warrant exercisable for (i) an amount of cash equal to the product of (A) the aggregate number of shares of Company Common Stock for which such Company Warrant was exercisable immediately prior to the Effective Time and (B) the excess, if any, of the Common Cash Amount over the per share exercise price under such Company Warrant and (ii) the number of CVRs equal to the aggregate number of shares of Company Common Stock for which such Company Warrant was exercisable immediately prior to the Effective Time in each case subject to deduction for any required withholding under applicable tax law.

On January 18, 2023, the Company amended the outstanding Company PSUs such that, in the event the original performance-vesting condition (which is the notification of the Company by the U.S. Food and Drug Administration (the “FDA”) that it has accepted for filing an NDA for deuruxolitinib, provided that the date of acceptance is on or before October 31, 2023) is not achieved, the Company PSUs will remain outstanding and will vest in full upon acceptance for filing of the NDA for deuruxolitinib by the FDA as long as (A) such acceptance is no later than four months after the filing of such NDA and (B) such acceptance occurs no later than the first anniversary of the closing date of the Merger.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser for a transaction of this nature, including covenants regarding the operation of the Company’s business prior to the Effective Time.

The Company has agreed to customary restrictions on its ability to solicit alternative takeover proposals from third parties and engage in discussions or negotiations with third parties regarding takeover proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to a bona fide, unsolicited takeover proposal that the Board of Directors of the Company (the “Company Board”) has determined constitutes or would reasonably be expected to result in a Superior Proposal (as such term is defined in the Merger Agreement).

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into an agreement with respect to a superior proposal, the Company will be required to pay Parent a termination fee in the amount of $20 million.

The Company Board has unanimously (i) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (ii) determined that the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are in the best interests of the Company and its stockholders, (iii) agreed that the Merger Agreement will be effected under Section 251(h) of the DGCL, and (iv) resolved to recommend that the stockholders of the Company accept the Offer and tender their shares of Company Common Stock to Purchaser pursuant to the Offer.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Parent, the Purchaser or the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Contingent Value Rights Agreement

At or prior to the Acceptance Time (as defined in the Merger Agreement), Parent and the Rights Agent (as defined in the CVR Agreement) will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) governing the terms of the CVRs to be received by the Company’s stockholders and holders of certain Company Options, Company RSUs, Company PSUs and Company Warrants. The CVRs represent the right to receive contingent payments, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestones are achieved (each, a “Milestone”):

•

Milestone 1: $1.00 per CVR, the first time that in any Fiscal Year (as defined in the CVR Agreement) ending on or prior to March 31, 2027, the Net Sales (as defined in the CVR Agreement) of deuruxolitinib is equal to or exceeds $100,000,000.

•

Milestone 2: $2.50 per CVR, the first time that in any period of four consecutive Fiscal Quarters (as defined in the CVR Agreement) ending on or prior to December 31, 2029, the Net Sales of deuruxolitinib is equal to or exceeds $500,000,000.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not be evidenced by certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent or the Company.

Following the First Commercial Sale (as defined in the CVR Agreement) of deuruxolitinib in the United States, Parent is obligated to use Diligent Efforts (as defined in the CVR Agreement) to achieve the foregoing Milestones. However, there can be no assurance that any of the Milestones will be achieved and that any of the resulting Milestone payments will be required of Parent. Each Milestone with respect to a CVR may only be achieved one time. The minimum payment on the CVR is zero and the maximum payment is $3.50 in cash per CVR.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CVR Agreement, which is provided as Exhibit A of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference.

Item 8.01. Other Information.

On January 19, 2023, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference.

Forward Looking Statements

This communication contains express or implied forward-looking statements related to Sun Pharma, Concert and the acquisition of Concert by Sun Pharma, including express or implied forward-looking statements about deuruxolitinib, its therapeutic benefits and its regulatory development pathway, and the future operations and performance of Sun Pharma and Concert. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied:

•	statements regarding the transaction and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses;

•

statements of targets, plans, objectives or goals for future operations, including those related to Sun Pharma’s and Concert’s products, product research, product development, product introductions and product approvals as well as cooperation in relation thereto;

•

statements containing projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures;

•	statements regarding future economic performance, future actions and outcome of contingencies such as legal proceedings; and

•	statements regarding the assumptions underlying or relating to such statements.

These statements are based on current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. Sun Pharma and Concert each caution that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, but are not limited to: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Concert’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the possibility that the proposed transaction may not be completed in the time frame expected by Sun Pharma and Concert, or at all; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Sun Pharma’s or Concert’s common stock and/or Sun Pharma’s or Concert’s operating results; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive payments in respect of the CVRs; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; risk of litigation and/or regulatory actions related to the proposed acquisition; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks, such as COVID-19, and their impact on Sun Pharma’s and Concert’s respective businesses, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestones; government-mandated or market-driven price decreases for Sun Pharma’s or Concert’s products; introduction of competing products; reliance on information technology; Sun Pharma’s or Concert’s ability to successfully market current and new products; Sun Pharma’s, Concert’s and their collaborators’ ability to continue to conduct research and clinical programs; exposure to product liability and legal proceedings and investigations; and other risks and uncertainties detailed from time to time in Concert’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the Schedule 14D-9 to be filed by Concert and the Schedule TO and related tender offer documents to be filed by Sun Pharma and Purchaser.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Sun Pharma’s and Concert’s management, and the reader is cautioned not to rely on any forward-looking statements made by Sun Pharma or Concert. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Unless required by law, each of Sun Pharma and Concert is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this communication, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

The tender offer referenced in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Concert, nor is it a substitute for any tender offer materials that Sun Pharma, Concert or Purchaser will file with the SEC. A solicitation and an offer to buy shares of Concert will be made only pursuant to an offer to purchase and related materials that Sun Pharma intends to file with the SEC. At the time the tender offer is commenced, Sun Pharma and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and Concert will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CONCERT’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER

DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Concert at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting Sun Pharma or Concert. Free copies of these materials and certain other offering documents are available by contacting Sun Pharma’s Investor Relations Department at abhi.sharma@sunpharma.com, Concert’s Investor Relations Department at ir@concertpharma.com, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by Concert will be available free of charge under the “Investors” section of Concert’s internet website at www.concertpharma.com.

In addition to the Solicitation/Recommendation Statement, Concert files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Concert at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Concert’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 19, 2023, by and among Sun Pharmaceutical Industries Ltd., Foliage Merger Sub, Inc. and Concert Pharmaceuticals, Inc.

99.1	Joint Press Release issued on January 19, 2023 by Sun Pharmaceutical Industries Ltd. and Concert Pharmaceuticals, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

Date: January 19, 2023	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie Chief Legal Officer